EXHIBIT 21.1

List of Subsidiaries

Name of Subsidiary	Jurisdiction of Organization

Starwood REIT Operating Partnership, L.P.

1025 Luxe Avenue I, L.L.C.

1025 Luxe Avenue II, L.L.C.

17th Street Hotel Holdings, L.L.C.

17th Street Hotel Operations, L.L.C.

17th Street Hotel, L.L.C.

2330 Luxe, L.L.C.

2350 Harper House, L.L.C.

2390 Graham Park, L.L.C.

2390 Harper Isabelle, L.L.C.

250 High Street Holdings, L.L.C.

250 High Street TRS, L.L.C.

250 High Street, L.L.C.

5188 Baxter Park, L.L.C.

600 Goodale, L.L.C.

80 on the Commons TRS, L.L.C.

80 on the Commons, L.L.C.

801 Polaris Holdings, L.L.C.

801 Polaris, LLC

Aarhus Logistik ApS

ALMEN SPV 2021 SL

Bahia SPE S.r.l.

Danish Logistics Bidco ApS

DanLog Denmark ApS

European Industrial GP S.à r.l.

Fredericia Logistik ApS

Giulietta SPE S.r.l.

Glenmary Village Resident Association, Inc

Gramercy New Albany, LLC

HEVF Diagonal 177, S.L.U.

Hjørring Logistik ApS

Hogslundveien 49 AS

Horsens Logistik ApS

Horsens Logistik Orionvej ApS

Horsens Logistik Uraniavej ApS

Leblon SPE S.r.l.

MA-60 State Associates, L.L.C.

MEDIACOMPLEX DIAGONAL 177, S.L.

Metervej ApS

Metro Dadeland Owner, LLC

MSC Alabaster, LLC

MSC Alamo Ranch, LLC

MSC Babcock, LLC

MSC Bryan/College Station, LLC

MSC Campbell Station, LLC

MSC College Street I, LLC

MSC Cornelius, LLC

MSC FL Mall, LLC

MSC Flagler, LLC

MSC Highway 78, LLC

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Ohio

Denmark

Spain

Italy

Denmark

Denmark

Luxembourg

Denmark

Italy

Kentucky

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Spain

Denmark

Norway

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Denmark

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Denmark

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Name of Subsidiary	Jurisdiction of Organization

MSC Ladson, LLC

MSC Lake Wylie, LLC

MSC Mooresville, LLC

MSC Mountain Brook, LLC

MSC OKC Camden, LLC

MSC OKC, LLC

MSC Rea, LLC

MSC South Blvd, LLC

MSC West WT Harris, LLC

PEREF II PV S.r.l.

PR Bella Vista Owner, LLC

PR Centro Sunforest Owner, LLC

PR Stonybrook Owner, LLC

Ropton SPV 2022 SL

SANITETSVEIEN 1 AS

SCI SREIT Starlight M Campus B1

SCI SREIT Starlight M Campus B2

Seabass Bidco AS

SR Sunbelt Homes Group 1 Equity Owner, L.L.C.

SR Sunbelt Homes Group 1 TRS, L.L.C.

SR Sunbelt Homes Group 1, L.L.C.

SR Sunbelt Homes Group 2 Equity Owner, L.L.C.

SR Sunbelt Homes Group 2 TRS, L.L.C.

SR Sunbelt Homes Group 2, L.L.C.

SR Sunbelt Homes Group 3 Equity Owner, L.L.C.

SR Sunbelt Homes Group 3 TRS, L.L.C.

SR Sunbelt Homes Group 3, L.L.C.

SR Sunbelt Homes, L.L.C.

SRAM Holdings I, L.L.C.

SRAM Pack I, L.L.C.

SRAM Pack I-A, L.L.C.

SRAM Pack I-B, L.L.C.

SRAM Pack I-C, L.L.C.

SRAM Pack I-D, L.L.C.

SRAM Partners, L.P.

SRAM Residential, L.L.C.

SRAM TRS I, L.L.C.

SREIT 1000 Henrico Lane, L.L.C.

SREIT 100-1700 Lake Front Drive, L.L.C.

SREIT 101 Munster, L.L.C.

SREIT 10855 Lear, L.L.C.

SREIT 10990 Lear, L.L.C.

SREIT 10991 Lear, L.L.C.

SREIT 1185 South Rock, L.L.C.

SREIT 12040 Moya, L.L.C.

SREIT 12055 Sage Point, L.L.C.

SREIT 12755 Moya, L.L.C.

SREIT 1350 W Van Buren Street, L.L.C.

SREIT 1400 Chestnut, L.L.C.

SREIT 1441 South Lindsay Road, L.L.C.

SREIT 1480 Arthur Avenue, L.L.C.

SREIT 1550 Greg Street, L.L.C.

SREIT 1600 Northwind, L.L.C.

SREIT 1650 Northwind, L.L.C.

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Spain

Norway

France

France

Norway

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Name of Subsidiary	Jurisdiction of Organization

SREIT 1700 Northwind, L.L.C.

SREIT 1755 Purina Way, L.L.C.

SREIT 1775 Cherry Street, L.L.C.

SREIT 1795 Dogwood Street, L.L.C.

SREIT 17th Street Hotel Holdings, L.L.C.

SREIT 1800 Deming Way, L.L.C.

SREIT 1802 Brierley Way, L.L.C

SREIT 1851 Northwind, L.L.C.

SREIT 1886 Prairie Way, L.L.C.

SREIT 1900 Cherry Street, L.L.C.

SREIT 1900 Taylor Avenue, L.L.C.

SREIT 1901 Northwind, L.L.C.

SREIT 195 CTC Boulevard, L.L.C.

SREIT 1960 Cherry Street, L.L.C.

SREIT 2000 Taylor Avenue, L.L.C.

SREIT 201 Swift Road, L.L.C.

SREIT 2035 Taylor Avenue, L.L.C.

SREIT 2091 Ridgeview Court, L.L.C.

SREIT 210 Lyon Drive, L.L.C.

SREIT 215 Munster, L.L.C.

SREIT 221 Swift Road, L.L.C.

SREIT 222 Second Ave TRS, L.L.C.

SREIT 222 Second Avenue, L.L.C.

SREIT 225 Munster, L.L.C.

SREIT 235 Munster, L.L.C.

SREIT 2600 Harvest Creek Place, L.L.C.

SREIT 3004 Dorner Circle, L.L.C.

SREIT 3201 Walnut Creek Parkway, L.L.C.

SREIT 321 Taylor Avenue, L.L.C.

SREIT 333 Munster, L.L.C.

SREIT 335 Pierce Avenue, L.L.C.

SREIT 346 Arthur Avenue, L.L.C.

SREIT 475 Lillard Drive, L.L.C.

SREIT 480 Munster, L.L.C.

SREIT 4820 Indianapolis Drive, L.L.C.

SREIT 4910 Indianapolis Drive, L.L.C.

SREIT 5140 Copper Ridge Drive, L.L.C.

SREIT 5701 North Meadows Drive, L.L.C.

SREIT 5900 North Meadows Drive, L.L.C.

SREIT 60 State Street TRS, L.L.C.

SREIT 60 State Street, L.L.C.

SREIT 600 Tech Court, L.L.C.

SREIT 6162 GP, LLC

SREIT 6162, LP

SREIT 6221 Northwind, L.L.C.

SREIT 633 CTC Boulevard, L.L.C.

SREIT 6451 Northwind, L.L.C.

SREIT 6995 Resource Blvd., L.L.C.

SREIT 700 Tech Court TRS, L.L.C.

SREIT 700 Tech Court, L.L.C.

SREIT 725 Tech Court, L.L.C.

SREIT 755 Lillard Drive, L.L.C.

SREIT 7575 Town Center, L.L.C.

SREIT 8401 Bearing Drive, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT 8421 Bearing Drive, L.L.C.

SREIT 8441 Bearing Drive, L.L.C.

SREIT 850 Spice Islands, L.L.C.

SREIT 855 Greg Street, L.L.C.

SREIT Afton Ridge, LLC

SREIT Alta Mill Apartments, L.L.C.

SREIT Arboretum Place, L.L.C.

SREIT Arizona Holdings, L.L.C.

SREIT Arnada Pointe, L.L.C.

SREIT Ashmore Bridge Estates Apartments, L.L.C.

SREIT Aster East, L.L.C.

SREIT Aster North, L.L.C.

SREIT Aster South, L.L.C.

SREIT Aster West, L.L.C.

SREIT Audubon Park Apartments, L.L.C.

SREIT Autumn Ridge, L.L.C.

SREIT Autumn Wind, L.L.C.

SREIT Autumn Wood, LLC

SREIT Avenue Murfreesboro, L.L.C.

SREIT Avida Parking, L.L.C.

SREIT Avida TRS, L.L.C.

SREIT Avida, L.L.C.

SREIT Axis West Orlando, L.L.C.

SREIT Azalea Holdings, L.L.C.

SREIT Azalea Multifamily Holdings, L.L.C.

SREIT Azalea TRS, L.L.C.

SREIT Aztec Commerceplex, L.L.C.

SREIT Aztec Holdings, L.L.C.

SREIT Barlow TRS, L.L.C.

SREIT Barlow, L.L.C.

SREIT Becknell Holdings GP, L.L.C.

SREIT Becknell Holdings LP, L.L.C.

SREIT Becknell TRS, L.L.C.

SREIT Bella Vista Apartments, L.L.C.

SREIT Boston MF Holdings, L.L.C.

SREIT Botanica Town Center, L.L.C.

SREIT Bradford Place Apartments, L.L.C.

SREIT Brandemere SLP, L.L.C.

SREIT Brandemere, L.P.

SREIT Bridgeport, L.L.C.

SREIT Broad Vista Terrace, L.L.C.

SREIT Brook Valley Apartments, L.L.C.

SREIT Brookmont, L.L.C.

SREIT Brookwood Forest, L.L.C.

SREIT Cambridge Cove, L.L.C.

SREIT Camri Green Apartments, L.L.C.

SREIT Capital Crest Holdings, L.L.C.

SREIT Capital Crest, L.L.C.

SREIT Cascade Village, L.L.C.

SREIT Cascades at Northlake Holdings GP, L.L.C.

SREIT Cascades at Northlake Holdings LP, L.L.C.

SREIT Cascades at Northlake, L.P.

SREIT Cascadia Pointe, L.L.C.

SREIT Castle Hills, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT CED Holdings, L.L.C.

SREIT Cedar Forest, L.L.C.

SREIT Central Park Denver Holdings, L.L.C.

SREIT Centre Court, L.L.C.

SREIT Charleston Place, L.L.C.

SREIT Chelsea Commons, L.L.C.

SREIT Cherrywood Village, L.L.C.

SREIT Chestnut Farm, L.L.C.

SREIT Chestnut Ridge I, L.L.C.

SREIT Chestnut Ridge II, L.L.C.

SREIT Clearbrook, LLC

SREIT Club at Sugar Mill, L.L.C.

SREIT CM Fort Myers Opco, L.L.C.

SREIT CM Fort Myers PropCo, L.L.C.

SREIT Coachman's Landing, L.L.C.

SREIT Cobblestone Kennesaw, L.L.C.

SREIT Cobblestone of Kissimmee, L.L.C.

SREIT Colony Park, L.L.C.

SREIT Columbia Hills, L.L.C.

SREIT Commander Place, L.L.C.

SREIT Commerce Parkway, L.L.C.

SREIT Concord Park, L.L.C.

SREIT Coronado Phase I, L.L.C.

SREIT Coronado Phase II, L.L.C.

SREIT Coronado Phase III, L.L.C.

SREIT Coronado Phase IV, L.L.C.

SREIT Courtney Manor, L.L.C.

SREIT Creekside at Bellemeade SLP, L.L.C.

SREIT Creekside at Bellemeade, L.P.

SREIT Creekside Boulevard, L.L.C.

SREIT Crescent Flats, L.L.C.

SREIT Crestview, L.L.C.

SREIT Crossland, L.L.C.

SREIT Crosstown, LLC

SREIT CTC Directors Parcel, L.L.C.

SREIT CTC Portfolio TRS, L.L.C.

SREIT Culpeper Commons, L.L.C.

SREIT Cypress Pointe Apartments, L.L.C.

SREIT Dadeland Holdings, L.L.C.

SREIT Dadeland TRS, L.L.C.

SREIT Darby Holly Springs, L.L.C.

SREIT Dean Martin Drive, L.L.C.

SREIT Decatur, L.L.C.

SREIT Deerwood Park GP, L.L.C.

SREIT Deerwood Park Holdings, L.P.

SREIT Deerwood Park JTB Center, L.L.C.

SREIT Deerwood Park LP, L.L.C.

SREIT Deerwood Park North, L.L.C.

SREIT Deerwood Park South, L.L.C.

SREIT Deerwood Park TRS, L.L.C.

SREIT Dell Road, L.L.C.

SREIT Deming Street, L.L.C.

SREIT Desert Eagle Estates, L.L.C.

SREIT DM Holdings, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT DM Mezz Holdings, L.L.C.

SREIT Dominion Pines, L.L.C.

SREIT Douglas Grand, L.L.C.

SREIT Durant at Sugarloaf Apartments, L.L.C.

SREIT Eagle Pointe Apartments, L.L.C.

SREIT Eastchester Ridge SLP, L.L.C.

SREIT Eastchester Ridge, L.P.

SREIT Emerson Pflugerville, L.L.C.

SREIT Enclave on Woodbridge, L.L.C.

SREIT England Run, L.L.C.

SREIT Erwin Resi Holdings GP, L.L.C.

SREIT Erwin Resi Holdings LP, L.L.C.

SREIT Erwin Residential, L.P.

SREIT Erwin Retail Holdings GP, L.L.C.

SREIT Erwin Retail Holdings LP, L.L.C.

SREIT Erwin Retail, L.P.

SREIT Erwin TRS, L.L.C.

SREIT ES Holdings, L.L.C.

SREIT ESH Holdings, L.L.C.

SREIT Estate on Quarry Lake Apartments, L.L.C.

SREIT Estates at Bellwood Apartments, L.L.C.

SREIT Ethan Pointe SLP, L.L.C.

SREIT Ethan Pointe, L.P.

SREIT Ethos Austin, L.L.C.

SREIT Falcon Pointe SLP, L.L.C.

SREIT Falcon Pointe, L.P.

SREIT Falcon Trace, L.L.C.

SREIT Falls at Sope Creek, L.L.C.

SREIT Fitzroy Burleson, L.L.C.

SREIT Forest Glen NC LP, L.L.C.

SREIT Forest Glen NC, L.P.

SREIT Forest Glen SLP, L.L.C.

SREIT Forest Ridge Apartments, L.L.C.

SREIT Fox Chase, L.L.C.

SREIT Fox Hollow SLP, L.L.C.

SREIT Fox Hollow, L.P.

SREIT Foxridge SLP, L.L.C.

SREIT Foxridge, L.P.

SREIT Foxwood Raleigh SLP, L.L.C.

SREIT Foxwood Raleigh, L.P.

SREIT Franklin Commons, L.L.C.

SREIT Fulton's Crossing, L.L.C.

SREIT Galaxy Silver Spring, L.L.C.

SREIT Galleria Park Apartments, L.L.C.

SREIT Gardens at Rose Harbor, L.L.C.

SREIT Gatehouse FL Holdings, L.L.C.

SREIT Gateway Murfreesboro, L.L.C.

SREIT Genito Glen, L.L.C.

SREIT Gerdt Court, L.L.C.

SREIT Gio Apartments, L.L.C.

SREIT Glen Creek, L.L.C.

SREIT Glen Ellyn Road, L.L.C.

SREIT Glen Ridge, L.L.C.

SREIT Gleneagles, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT Glenmary Village, L.L.C.

SREIT Grand Dominion, L.L.C.

SREIT Grande Club Apartments, L.L.C.

SREIT Grande Court Boggy, L.L.C.

SREIT Grande Court Sarasota, L.L.C.

SREIT Grande Court, L.L.C.

SREIT Grande Oaks, L.L.C.

SREIT Griffin Scottsdale TRS, L.L.C.

SREIT Griffin Scottsdale, L.L.C.

SREIT Grove Veridian, L.L.C.

SREIT Gwinnett Stadium, LLC

SREIT Hamlin Court, L.L.C.

SREIT Hampton Ridge Jax, L.L.C.

SREIT Harmony Holdings, L.L.C.

SREIT Harmony Limited Partner, L.L.C.

SREIT Harris Branch SLP, L.L.C.

SREIT Harris Branch, L.P.

SREIT Hatteras Sound B, L.L.C.

SREIT Hatteras Sound, L.L.C.

SREIT Hercules Holdings, L.L.C.

SREIT Hercules II Holdings, L.L.C.

SREIT HI Knoxville Opco, L.L.C.

SREIT HI Knoxville PropCo, L.L.C.

SREIT Hickory Point Nashville, L.L.C.

SREIT Highland Warrenton, L.L.C.

SREIT Highlands TRS, L.L.C.

SREIT Holly Cove Apartments, L.L.C.

SREIT Hotel Holdings, L.L.C.

SREIT HP Boulder Opco, L.L.C.

SREIT HP Boulder PropCo, L.L.C.

SREIT Hunter's Run, L.L.C.

SREIT Icon on The Greenway SLP, L.L.C.

SREIT Icon on the Greenway, L.L.C.

SREIT Industrial Holdings, L.L.C.

SREIT Industrial L Venture GP, L.L.C.

SREIT Industrial L Venture LP, L.L.C.

SREIT Industrial Mezz Holdings, L.L.C.

SREIT International Debt Holdings, L.L.C.

SREIT International Debt Holdings, L.P.

SREIT International Equity Holdings, L.P.

SREIT International Lender Australia, L.L.C.

SREIT International Lender, L.L.C.

SREIT International Limited Partner Holdings, L.P.

SREIT International Property Holdings GP, L.L.C.

SREIT International REIT Holdings, L.P.

SREIT InTown Holdings, L.L.C.

SREIT ITNR Holdings, L.L.C.

SREIT ITR Holdings, L.L.C.

SREIT Ivy Creek Buford, L.L.C.

SREIT Ivy Louisville, L.L.C.

SREIT Kalina Way, L.L.C.

SREIT Kathleen Pointe, L.L.C.

SREIT Kelso Drive, L.L.C.

SREIT Kensington Apartments, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT Kings Ridge, L.L.C.

SREIT Lake Highlands GP, LLC

SREIT Lake Highlands, LP

SREIT Lake Pleasant Village, L.L.C.

SREIT Lakehouse, LLC

SREIT Lakeside Drive, L.L.C.

SREIT Lakeside Holdings, L.L.C.

SREIT Lakeside Marietta, L.L.C.

SREIT Lakeside NC Holdings, L.L.C.

SREIT Lakewood Villas ATL, L.L.C.

SREIT Las Villas De Kino, L.L.C.

SREIT Las Villas de Leon SLP, L.L.C.

SREIT Las Villas de Leon, L.P.

SREIT Lee's Crossing, L.L.C.

SREIT Legends Louisville, L.L.C.

SREIT Leigh Meadows Apartments, L.L.C.

SREIT Lexington Club, L.L.C.

SREIT Lindsay Park Holdings, L.L.C.

SREIT Lindsey Terrace, L.L.C.

SREIT Links at Gleneagles, L.L.C.

SREIT Lodge at Mallard Creek SLP, L.L.C.

SREIT Lodge at Mallard Creek, L.L.C.

SREIT Longwood FL Holdings, L.L.C.

SREIT Longwood FL TRS, L.L.C.

SREIT Loop 101 Phase I, L.L.C.

SREIT Loop 101 Phase II, L.L.C.

SREIT Lovett Industrial Partners, L.P.

SREIT Luxe GP, LLC

SREIT Luxe, LP

SREIT Madelyn Oaks B, L.L.C.

SREIT Madelyn Oaks, L.L.C.

SREIT Madison Cove, L.L.C.

SREIT MAG Bunker Hill Owner, L.L.C.

SREIT MAG Litchford Owner, L.P.

SREIT MAG Litchford SLP, L.L.C.

SREIT MAG Multifamily Venture, L.P.

SREIT MAG Regalia Owner, L.L.C.

SREIT MAG TRS, L.L.C.

SREIT MAG Venture GP, L.L.C.

SREIT MAG Venture LP, L.L.C.

SREIT MAG Watervue Owner, L.L.C.

SREIT MAG Whispering Creek Owner, L.L.C.

SREIT Magnolia Creste, L.L.C.

SREIT Magnolia Holdings, L.L.C.

SREIT Magnolia Village SLP, L.L.C.

SREIT Magnolia Village, L.P.

SREIT Maple Brook, L.L.C.

SREIT Marble Alley, L.L.C.

SREIT Markhams Grant I, L.L.C.

SREIT Markhams Grant II, L.L.C.

SREIT Markhams Grant III, L.L.C.

SREIT Massachusetts General Holdings, L.L.C.

SREIT Massachusetts General REIT GP, L.L.C.

SREIT Massachusetts General REIT, L.P.

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Name of Subsidiary	Jurisdiction of Organization

SREIT Massachusetts Holdings, L.L.C.

SREIT Massachusetts REIT GP, L.L.C.

SREIT Massachusetts REIT, L.P.

SREIT MasterCo S.à r.l.

SREIT Mayflower Harbor, L.L.C.

SREIT Middlebrook TRS, L.L.C.

SREIT Middlebrook, L.L.C.

SREIT Millenia, LLC

SREIT Mirabella, L.L.C.

SREIT MS GP, L.L.C.

SREIT MS LP, L.L.C.

SREIT MS Partners, L.P.

SREIT MS TRS, L.L.C.

SREIT Multi Securitization TRS 2, L.L.C.

SREIT Multi Securitization TRS, L.L.C.

SREIT Multifamily Holdings II, L.L.C.

SREIT Multifamily Holdings, L.L.C.

SREIT Mystic Pointe II, L.L.C.

SREIT Nantucket Bay, L.L.C.

SREIT Nantucket Cove, L.L.C.

SREIT Nashville Industrial Park 1, L.L.C.

SREIT Nashville Industrial Park 2, L.L.C.

SREIT Nashville Industrial Park TRS, L.L.C.

SREIT Nevada Industrial Holdings, L.L.C.

SREIT New Forest, L.L.C.

SREIT NF Office TRS, L.L.C.

SREIT NF Office, L.L.C.

SREIT NHC Holdings, L.L.C.

SREIT NHC NC Holdings, L.L.C.

SREIT NHC TX Holdings, L.L.C.

SREIT Nickel Creek, L.L.C.

SREIT Nines at Gleneagles, L.L.C.

SREIT Noah's Landing, L.L.C.

SREIT North 132nd Street, L.L.C.

SREIT North Ironwood Drive, L.L.C.

SREIT Northtowne Village Apartments, L.L.C.

SREIT Northwood Apartments, L.L.C.

SREIT Oak Crest SLP, L.L.C.

SREIT Oak Crest, L.P.

SREIT Ocean Gate, L.L.C.

SREIT Office Holdings, L.L.C.

SREIT Offshore TRS, LTD

SREIT One Midtown SLP, L.L.C.

SREIT One Midtown, L.L.C.

SREIT Orchard Hills, L.L.C.

SREIT Overlook at Monroe, L.L.C.

SREIT Overlook at Simms Creek SLP, L.L.C.

SREIT Overlook at Simms Creek, L.P.

SREIT Overlook Indy, L.L.C.

SREIT Palm Beach Lakes Blvd., L.L.C.

SREIT Palm Beach Lakes TRS, L.L.C.

SREIT Palm Club, L.L.C.

SREIT Park Place Loyola, L.P.

SREIT Park Place SLP, L.L.C.

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Cayman Islands

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Name of Subsidiary	Jurisdiction of Organization

SREIT Park Place, LLC

SREIT Park Ridge, L.L.C.

SREIT Parkside at the Highlands, L.L.C.

SREIT Parkview SLP, L.L.C.

SREIT Parkview, L.P.

SREIT Parkway Heights GP, L.L.C.

SREIT Parkway Heights JV, L.P.

SREIT Parkway Heights, L.L.C.

SREIT Pasco Woods, L.L.C.

SREIT Patriot Point SLP, L.L.C.

SREIT Patriot Pointe, L.P.

SREIT Patriots Pointe SLP, L.L.C.

SREIT Patriots Pointe, L.P.

SREIT Pemberly Palms, L.L.C.

SREIT Perry Boulevard, L.L.C.

SREIT Phoenix Pinnacle Phase I, L.L.C.

SREIT Phoenix Pinnacle Phase II, L.L.C.

SREIT Phoenix Pinnacle Phase III, L.L.C.

SREIT Ponce Harbor, L.L.C.

SREIT Preserve Conservation Parcel, L.L.C.

SREIT Preserve on 51st, L.L.C.

SREIT Preserve Walpole GP, L.L.C.

SREIT Preserve Walpole JV, L.P.

SREIT Preserve Walpole, L.L.C.

SREIT Prinwood Place, L.L.C.

SREIT Project Silver Holdings, L.L.C.

SREIT Project Silver Lender I, L.L.C.

SREIT Project Silver Lender II, L.L.C.

SREIT Project Silver Lender III, L.L.C.

SREIT Quad, L.L.C.

SREIT Quail Run, L.L.C.

SREIT Racquet Club, L.L.C.

SREIT Raintree Apartments, L.L.C.

SREIT Raleigh Holdings GP, L.L.C.

SREIT Raleigh Holdings LP, L.L.C.

SREIT Raleigh Partners, L.P.

SREIT Raleigh TRS, L.L.C.

SREIT Ranch 123 Apartments, L.L.C.

SREIT Ranchstone, L.L.C.

SREIT Reno TRS, L.L.C.

SREIT Reserve Maryville Land Parcel, L.L.C.

SREIT Reserve Maryville, L.L.C.

SREIT Reserve Tuscaloosa, L.L.C.

SREIT Reserves at Arboretum, L.L.C.

SREIT Retail Holdings, L.L.C.

SREIT Retreat at Grande Lake, L.L.C.

SREIT Retreat at Hidden Bay, L.L.C.

SREIT Revival on Main, L.L.C.

SREIT RI Cleveland Opco, L.L.C.

SREIT RI Cleveland PropCo, L.L.C.

SREIT RI Little Rock Opco, L.L.C.

SREIT RI Little Rock PropCo, L.L.C.

SREIT RI Tampa Opco, L.L.C.

SREIT RI Tampa PropCo, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT River Birch SLP, L.L.C.

SREIT River Birch, L.P.

SREIT River Park Place, L.L.C.

SREIT River Reach, L.L.C.

SREIT Riverboat Road, L.L.C.

SREIT Riverside Fredericksburg, L.L.C.

SREIT Riverwalk, L.L.C.

SREIT Riverwalk, L.P.

SREIT Rocky Creek SLP, L.L.C.

SREIT Rocky Creek, L.L.C.

SREIT Rocky Creek, L.P.

SREIT Rose Cove SLC, L.L.C.

SREIT Royal Oaks Apartments, L.L.C.

SREIT Royal Poinciana, L.L.C.

SREIT S. Florida Holdings GP, L.L.C.

SREIT S. Florida Holdings LP, L.L.C.

SREIT S. Florida Partners Holdings, L.P.

SREIT Salem Fields, L.L.C.

SREIT San Fernando Apartments, L.L.C.

SREIT San Marco Villas, L.L.C.

SREIT Sands Clearwater, L.L.C.

SREIT Santora Villas SLP, L.L.C.

SREIT Santora Villas, L.P.

SREIT Saratoga, L.L.C.

SREIT Savannah Bay, L.L.C.

SREIT Sawyer Flats TRS, L.L.C.

SREIT Sawyer Flats, L.L.C.

SREIT SC Holdings GP, L.L.C.

SREIT SC Holdings II GP, L.L.C.

SREIT SC Holdings II LP, L.L.C.

SREIT SC Holdings III GP, L.L.C.

SREIT SC Holdings III LP, L.L.C.

SREIT SC Holdings LP, L.L.C.

SREIT Seabass Holdco S.à r.l.

SREIT Seabass Holdings, L.L.C.

SREIT Securities Holdings, L.L.C.

SREIT Securities Parent, L.L.C.

SREIT Seven Springs, L.L.C.

SREIT SFR Holdings Depositor, L.L.C.

SREIT SFR Holdings MOA, L.L.C.

SREIT SFR Holdings, L.L.C.

SREIT SFR Sunbelt Holdings REIT 1, L.P.

SREIT SFR Sunbelt Holdings REIT 2, L.P.

SREIT SFR Sunbelt Holdings TRS 1 GP, L.L.C.

SREIT SFR Sunbelt Holdings TRS 2 GP, L.L.C.

SREIT SFR Sunbelt Holdings Venture, L.L.C.

SREIT SFR Sunbelt Holdings, L.L.C.

SREIT Sheffield Greens, L.L.C.

SREIT Silver Hill, L.L.C.

SREIT Sky Terrace, L.L.C.

SREIT Smoky Crossing Apartments, L.L.C.

SREIT Soldiers Ridge, L.L.C.

SREIT Sonrise Villas, L.L.C.

SREIT South Florida TRS, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

SREIT South Main Commons, L.L.C.

SREIT Southport Holdings, L.L.C.

SREIT Southwest Industrial Holdings, L.L.C.

SREIT Southwest Industrial Mezz Holdings, L.L.C.

SREIT Southwest Industrial Senior Mezz Holdings, L.L.C.

SREIT Southwest Industrial TRS, L.L.C.

SREIT Sparks Business Center, L.L.C.

SREIT Spinnaker Reach, L.L.C.

SREIT SRAM GP, L.L.C.

SREIT SRAM LP, L.L.C.

SREIT SS Fort Myers Opco, L.L.C.

SREIT SS Fort Myers PropCo, L.L.C.

SREIT St. Luke's, L.L.C.

SREIT Starlight 1 EUR S.à r.l.

SREIT Starlight 2 EUR S.à r.l.

SREIT Starlight 3 EUR S.à r.l.

SREIT Starlight 4 EUR S.à r.l.

SREIT Starlight 5 EUR S.à r.l.

SREIT Starlight 6 EUR S.à r.l.

SREIT Starlight 9 EUR S.à r.l.

SREIT Sterling Crest, L.L.C.

SREIT Stone Creek SLP, L.L.C.

SREIT Stone Creek, L.P.

SREIT Stone Hill GP, LLC

SREIT Stone Hill Two GP, LLC

SREIT Stone Hill Two, LP

SREIT Stone Hill, LP

SREIT Stonebriar Frisco, L.L.C.

SREIT Stonebrook Tyler, L.L.C.

SREIT Stonegate, L.L.C.

SREIT Storage Holdings, L.L.C.

SREIT STR TRS, L.L.C.

SREIT Sugar Flats SLC, L.L.C.

SREIT Summercrest Burleson, L.L.C.

SREIT Summerwood Indy, L.L.C.

SREIT Summit Mezz Holdings, L.L.C.

SREIT Summit Multifamily Holdings, L.L.C.

SREIT Summit Multifamily NC Holdings, L.L.C.

SREIT Summit Multifamily TRS, L.L.C.

SREIT SWP Owner, L.L.C.

SREIT Tempe Southern Business Center, L.L.C.

SREIT Tesler Road, L.L.C.

SREIT Thomas Chase Apartments, L.L.C.

SREIT Thornton at Alexandria, L.L.C.

SREIT Thornton Park, LLC

SREIT Thornton TRS, L.L.C.

SREIT Tierra Antigua, L.L.C.

SREIT Towne Creek, L.L.C.

SREIT TownPark Crossing Apartments, L.L.C.

SREIT TPS Tampa Opco, L.L.C.

SREIT TPS Tampa PropCo, L.L.C.

SREIT Travesia GP, LLC

SREIT Travesia, LP

SREIT Trifecta Holdings, L.L.C.

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Luxembourg

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Name of Subsidiary	Jurisdiction of Organization

SREIT Trifecta Masterco, L.L.C.

SREIT Trifecta NC Holdings, L.L.C.

SREIT Trifecta TRS, L.L.C.

SREIT TRS HotelCo, L.L.C.

SREIT TRS MasterCo, L.L.C.

SREIT Tuscan Isle, L.L.C.

SREIT U.S. Property Holdings, L.L.C.

SREIT Underwood Industrial Park TRS, L.L.C.

SREIT Underwood Industrial Park, L.L.C.

SREIT Unlevered Securities Holdings, L.L.C.

SREIT Vantage Ashland, L.L.C.

SREIT Venice Cove FLL, L.L.C.

SREIT Venue at Lockwood, L.L.C.

SREIT Vestcor Holdings, L.L.C.

SREIT Vesterbro Bidco Aps

SREIT Vesterbro Holding S.à r.l.

SREIT Victoria Grand, LLC

SREIT Villa Biscayne, L.L.C.

SREIT Village at Sun Valley, L.L.C.

SREIT Village Lakes, L.L.C.

SREIT Villas at Cove Crossing, L.L.C.

SREIT Villas at Newport Landing, L.L.C.

SREIT Villas Shaver, L.L.C.

SREIT Vintage Amelia, L.L.C.

SREIT Vintage Juliet, L.L.C.

SREIT Vintage Tollgate, L.L.C.

SREIT Vista Haven, L.L.C.

SREIT Walden Knoxville, L.L.C.

SREIT Walnut Bastrop, L.L.C.

SREIT Waterford Landing Apartments, L.L.C.

SREIT Waterstone at Murrieta Apts, L.L.C.

SREIT Williams Landing, L.L.C.

SREIT Williams Villas, L.L.C.

SREIT Willow Ridge SLP, L.L.C.

SREIT Willow Ridge, L.P.

SREIT Wolfpack NC Holdings, L.L.C.

SREIT Woodbridge, L.L.C.

SREIT Woodburn I, L.L.C.

SREIT Woodburn II, L.L.C.

SREIT Woodland Crossing Apartments, L.L.C.

SREIT Woodland Lakes Lansing, L.L.C.

SREIT Woodland Park Apartments, L.P.

SREIT Woodland Park SLP, L.L.C.

SREIT Wyndchase Bellevue Apartments, L.L.C.

SREIT Wynn Road Vegas East, L.L.C.

SREIT Wynn Road Vegas, L.L.C.

SREIT-Becknell Holdings, L.P.

SREIT-Coastal Partners II, L.P.

SREIT-Coastal Partners III, L.P.

SREIT-Coastal Partners, L.P.

Starwood 1031 Cascades at Northlake D.S.T.

Starwood 1031 Cascades at Northlake Master Tenant, L.L.C.

Starwood 1031 Exchange, L.L.C.

Starwood 1031 Icon 9700 Master Tenant, L.L.C.

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Name of Subsidiary	Jurisdiction of Organization

Starwood 1031 Icon 9700, D.S.T.

Starwood 1031 Multifamily Portfolio I Depositor, L.L.C.

Starwood 1031 Multifamily Portfolio I Manager, L.L.C.

Tempo 1 S.C.Sp

Tempo 2 S.C.Sp

Tempo 3 S.C.Sp

Tinglev Logistik ApS

Tranbjerg Logistik ApS

Valley Ridge Owner's Association, Inc

Vejen Logistik ApS

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